                                          SEMI-ANNUAL REPORT   June 30, 2001

                                                                      The Strong
                                                               Aggressive Growth
                                                                           Funds

          Strong Enterprise Fund
           Strong Growth 20 Fund
            Strong Internet Fund
      Strong Technology 100 Fund
Strong U.S. Emerging Growth Fund

[GRAPHIC]

[STRONG LOGO]

                                            SEMI-ANNUAL REPORT  |  June 30, 2001


                                                                      The Strong

                                                               Aggressive Growth
--------------------------------------------------------------------------------
                                                                           Funds


Table of Contents

Investment Reviews

     Strong Enterprise Fund ........................................   2

     Strong Growth 20 Fund .........................................   4

     Strong Internet Fund ..........................................   6

     Strong Technology 100 Fund ....................................   8

     Strong U.S. Emerging Growth Fund ..............................  10

Financial Information

     Schedules of Investments in Securities

         Strong Enterprise Fund ....................................  12

         Strong Growth 20 Fund .....................................  14

         Strong Internet Fund ......................................  14

         Strong Technology 100 Fund ................................  15

         Strong U.S. Emerging Growth Fund ..........................  17

     Statements of Assets and Liabilities ..........................  19

     Statements of Operations ......................................  21

     Statements of Changes in Net Assets ...........................  23

     Notes to Financial Statements .................................  25

Financial Highlights ...............................................  30

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Take a step back and take another look

The 18-month period ending in March of 2000 will go down in the annals of financial history as a period of tremendous financial excess. The Nasdaq Index, which peaked in March of 2000 at 5049, fell to 1639 by April of 2001, a correction of over 68 percent! The pain from that fallout has been intense.

Despite the stock market correction, America is still the greatest economic power in the world. This power flows from our dedication to the principles of capitalism. Excesses do occur at both ends of the financial cycle, but in the end, our economic model is the greatest wealth creation machine ever devised. Adam Smith, the "Father of Capitalism," spoke about an "invisible hand" that is always at work promoting efficiency and growth. And it certainly was evident during the past few years.

During an economic correction any and all weaknesses are totally exposed. Economic washouts are unpleasant, but if you learn from that experience, correct your weaknesses, anticipate change, and plan for the future, there is an excellent chance that you will benefit handsomely in the next cycle.

At the present time, there is more than enough pessimism about the economy to go around. Because of the pain we have been through, it is easy to interpret most economic and financial data negatively. When you are in an environment like this, it is important to take a step back and dispassionately appraise your situation. Your investment strategy should be anchored in bedrock and consistent across a wide range of economic environments.

In 1999, the Federal Reserve Board wanted to slow the growth of the U.S. economy. One of the most effective tools at the Fed's disposal is the management of interest rates. As a central bank raises interest rates, the economy should slow and the financial markets will reflect reduced expectations.

As the Fed implemented its policy of interest rate hikes, many investors chose to look over the valley and ignore the near-term risks. This rosy attitude coupled with a financial bubble of historic magnitude resulted in a tremendous hangover.

So far in 2001, the Federal Reserve has reduced interest rates six times in an effort to reinvigorate the economy. Congress has passed a major tax cut and is refunding more than $38 billion to taxpayers. The price of oil has declined and the U.S. dollar has weakened, making our goods and services more attractive to our trading partners.

All of these factors are major financial and economic stimuli for the U.S. economy. As we mentioned in our April 30, 2000 annual report, to bet against the Fed in either direction is dangerous--for it holds almost all of the cards. When the Federal Reserve Board and most of our leaders want the economy to improve, they will move heaven and earth to make it happen.

At Strong, we believe that the U.S. financial markets may trade in a channel for a number of years as we work through the excesses that developed during the bubble of the late 1990s. Such an environment, should it develop, would be much different than the roaring 90s. Income generation (bonds), stock picking, and trading acumen could be the keys to success in this environment.

We believe the U.S. economy is fundamentally solid. The U.S. stock market has proven itself to be an excellent long-term investment vehicle. Just remember that over the long haul, the stock market reflects the moderate but consistent growth of wealth in America.

One of the key lessons of the last five years is that extreme movements of the stock market in either direction are aberrations. The key to your investment success is to have reasonable expectations and goals, and to stick to a realistic long-term plan to reach your goals.

                                                                  /S/Dick Strong

Strong Enterprise Fund
================================================================================

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the Fund may invest in foreign securities.



                     Growth of an Assumed $10,000 Investment
                             From 9-30-98 to 6-30-01

                              [CHART APPEARS HERE]


                 The Strong                          S&P        Lipper Multi-
                 Enterprise         Russell        MidCap400     Cap Growth
                    Fund       MidCap(TM) Index*    Index*      Funds Index*

 Sep 98          $10,000         $10,000          $10,000        $10,000
 Dec 98          $14,743         $11,844          $12,819        $12,542
 Mar 99          $17,255         $11,788          $12,001        $13,337
 Jun 99          $20,732         $13,068          $13,700        $14,334
 Sep 99          $24,777         $11,945          $12,550        $13,792
 Dec 99          $42,436         $14,003          $14,707        $18,356
 Mar 00          $48,127         $15,415          $16,572        $20,991
 Jun 00          $40,378         $14,720          $16,026        $19,713
 Sep 00          $39,360         $15,722          $17,973        $19,877
 Dec 00          $29,801         $15,158          $17,281        $16,143
 Mar 01          $23,435         $13,567          $15,419        $12,553
 Jun 01          $25,694         $14,861          $17,448        $13,760


 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did the Fund perform?

A: Performance during the first six months of the year reflected the overall environment for small- and mid-cap growth stocks. After an initial move up in January--in response to the Federal Reserve's move to ease interest rates--technology, telecommunications, and biotech stocks experienced a dramatic sell-off as late January's and early February's earnings pronouncements indicated a deteriorating economic environment.

     The Fund recovered somewhat in late March and early April, as more aggressive Fed easing renewed interest in beaten-down Nasdaq stocks. This rally also peaked out, however, as further evidence of a weakening economy and a difficult technology environment exercised negative impact on the market by mid-May.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: Although the Fund's relative performance benefited in the first three months of the year from our more conservative exposure toward health-care, financial, and energy stocks, this positioning detracted from the Fund's performance during April and May as technology and biotech stocks experienced a rapid run-up.
2

Q:   What investment strategies and techniques affected the Fund's performance?

A: Throughout the period, the Fund has overweighted financials and consumer services stocks, and underweighted the technology, telecommunications, and biotechnology sectors, which we felt had lofty valuations relative to their weak and deteriorating fundamental outlooks. Despite a difficult economic environment that presented challenges for companies in all industries, we sought to increase our exposure to consumer and health-care-related stocks. This change was part of our effort to expose the portfolio to companies with greater earnings stability, as well as those poised to benefit from a gradually improving environment for consumer spending.

     Another move we made was to reduce our exposure to the energy sector. We felt that much of the positive sentiment regarding these stocks was fully reflected in their valuations by late spring. Finally, we dramatically reduced the Fund's exposure to the telecommunications sector, as it became apparent to us that the downturn in carrier spending was likely to be quite prolonged.

Q:   What is your outlook regarding the future of the markets?

A: We remain in the midst of a difficult investing environment. Growth rates for many previously fast-growing companies are experiencing a dramatic slowdown. While such uncertainty tends to cloud the outlook for these companies, it ultimately presents excellent buying opportunities. Our focus is set on companies with good business models and attractive stock valuations. Throughout the months to come, we intend to remain on the lookout for companies that meet our criteria for quality at prices that leave significant room for capital appreciation.

     We thank you for your investment in the Strong Enterprise Fund, and look forward to continuing to help you pursue your investment goals.

     Thomas J. Pence
     Portfolio Manager


     Average Annual Total Returns
     As of 6-30-01


     Investor Class
     ----------------------------------------

          1-year                    -36.37%

          Since Inception            40.94%
          (9-30-98)


     Advisor Class/1/
     ----------------------------------------

          1-year                    -36.55%

          Since Inception            40.64%
          (9-30-98)


Equity funds are volatile investments and should only be considered for long-term goals.


/1/The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  *The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
================================================================================

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. It focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on their earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.



                     Growth of an Assumed $10,000 Investment
                             From 6-30-97 to 6-30-01

                              [CHART APPEARS HERE]

                 The Strong         S&P 500       Lipper Large-Cap
               Growth 20 Fund        Index*      Growth Funds Index*
 Jun 97           $10,000           $10,000          $10,000
 Sep 97           $11,995           $10,749          $10,930
 Dec 97           $11,387           $11,058          $10,932
 Mar 98           $12,424           $12,600          $12,533
 Jun 98           $13,129           $13,016          $13,171
 Sep 98           $12,092           $11,721          $11,816
 Dec 98           $15,545           $14,218          $14,920
 Mar 99           $17,972           $14,926          $16,102
 Jun 99           $18,891           $15,978          $16,708
 Sep 99           $19,748           $14,981          $16,023
 Dec 99           $32,563           $17,210          $20,115
 Mar 00           $39,590           $17,604          $21,749
 Jun 00           $35,646           $17,137          $20,161
 Sep 00           $39,016           $16,971          $19,825
 Dec 00           $29,199           $15,643          $16,156
 Mar 01           $20,764           $13,788          $12,592
 Jun 01           $19,973           $14,595          $13,440

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did the Fund perform?

A: So far, the year 2001 has been a highly volatile, challenging period for growth-stock investors. The Strong Growth 20 Fund is managed as a concentrated growth-stock portfolio, and declined sharply during the first three months of the year as the bear market that began in the middle of 2000 built to a crescendo late in this year's first quarter. More recently, the Fund's performance has stabilized and started to improve as market conditions overall began to improve in early April.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: We're believers in a long-held investment tenet: "Don't fight the Fed." In our years of investing, we've seen that the Federal Reserve is a dominating force; when it chooses to act, in whatever direction, we have found that the best course of action has been to invest in stocks that are likely to benefit from the Fed's decisions. Since the beginning of the year, the Federal Reserve has been aggressive in its efforts to stimulate the U.S. economy, cutting interest rates six times for a total of 2.75 percentage points.

     When the Fed began to move rates downward in January, we shifted more of the Fund's assets into companies whose fortunes would be likely to rise with a rapidly improving economy. We are somewhat disappointed that, thus far, the impact of lower rates on the economy has been negligible at best. In fact, many companies and industries have experienced an unexpected and rapid deterioration of fundamentals, despite the Fed's efforts to buoy the economy. We don't view this as a sign that the Fed's changes won't have their desired impact; rather, they may simply take longer to work their way through the economy.

Q:   What investment strategies and techniques affected the Fund's performance?

A: The strongest stocks in the Fund outperformed for a variety of reasons. Many were from industries that are likely to be early beneficiaries of an economic turnaround. These companies included retailers such as Lowe's and Kohl's. Others had retained strong fundamentals and earnings visibility despite the economic slowdown, such as Laboratory Corporation of America, Genzyme, and Concord EFS.

     The Fund's weaker performers were primarily in the technology sector. We do still favor this sector on a longer-term basis, but in the current environment, these companies have generally experienced the most severe slowdowns in earnings.

Q:   What is your outlook regarding the future of the markets?

A: Despite the difficult period we have just experienced, our outlook for the market, and for growth stocks in particular, is currently quite bullish. Our sentiment is grounded in a number of strong, positive conditions currently in place. First, lower interest rates should recharge the U.S. economy. Second, tax cuts--as well as tax rebates--will put more money into consumers' pockets. Third, energy costs are beginning to moderate. Further, new savings and investment incentives should provide fund flows to stocks and mutual funds, helping to support stock valuations. Another consideration is that we believe the most difficult quarters of earnings comparisons will soon be behind us, which should lead to earnings reacceleration. Finally, stock valuations are much more reasonable than they were six months ago, with less room to go down and more room to go up.

     We remain committed to investing in the growth sector of the market. We view it as a long-term endeavor, with superior earnings growth--ultimately leading to superior investment performance.

     We appreciate your patience in this difficult market environment and look for better times in the coming quarters. Thank you for your investment in the Strong Growth 20 Fund.

     Ronald C. Ognar
     Portfolio Manager


     Average Annual Total Returns
     As of 6-30-01


     Investor Class
     -----------------------------------------

          1-year                    -43.97%

          3-year                     15.01%

          Since Inception            18.88%
          (6-30-97)


          Advisor Class/1/
     -----------------------------------------

          1-year                    -44.05%

          3-year                     14.82%

          Since Inception            18.66%
          (6-30-97)

     The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

     Equity funds are volatile investments and should only be considered for long-term goals.


/1/The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

   The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

  *The S&P 500 is an unmanaged index generally representative of the U.S.
   stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Internet Fund
--------------------------------------------------------------------------------

Effective 5-11-01, the Strong Internet Fund was closed to new investors. In addition, the fund was closed to current shareholders after close of the market on 6-01-01, for non-retirement accounts, and on 7-02-01, for retirement accounts. Effective 6-30-01 Derek V.W. Felske became the Fund's portfolio manager.


Your Fund's Approach

The Strong Internet Fund seeks capital growth. It invests, under normal conditions, primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65 percent of its assets in equity securities of companies of any size that derive at least 50 percent of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, website content, Internet software, and electronic commerce. To identify these companies, the Fund's manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management. The portfolio can invest in futures and options for hedging and risk management purposes. Also, the Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.



                     Growth of an Assumed $10,000 Investment
                            From 12-31-99 to 6-30-01

                              [CHART APPEARS HERE]

                                                 Lipper Science
                   The Strong      S&P 500        & Technology
                 Internet Fund      Index*        Funds Index*
 Dec 99             $10,000        $10,000          $10,000
 Mar 00             $11,460        $10,229          $12,178
 Jun 00             $ 9,710        $ 9,958          $10,892
 Sep 00             $10,260        $ 9,861          $10,663
 Dec 00             $ 5,550        $ 9,089          $ 6,973
 Mar 01             $ 2,920        $ 8,012          $ 4,846
 Jun 01             $ 3,300        $ 8,481          $ 5,431

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: The Strong Internet Fund trailed its performance benchmark, the Inter@ctive Week Internet Index, for the first six months of 2001. For the same period, the broader S&P 500 Index fell by a smaller degree. The Fund's NAV peaked in late January, driven by optimism that the Federal Reserve's move to cut short-term interest rates would help support the U.S. economy as signs of an economic slowdown became apparent. Despite the Fed's aggressive easing of interest rates, technology stocks remained under severe pressure, and the Fund's NAV bottomed in early April. From that point through the end of June, the Fund rallied in an upturn driven both by short covering and investor optimism.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The performance of technology stocks during the first half of 2001 illustrates once again the volatile and often cyclical nature of the technology sector. In 1999, during the peak of the dot-com and Y2K spending bubbles, companies added substantial information technology capacity, and capital spending for technology-related products surged. Although technology is increasingly viewed as mission-critical, the massive technology investments corporations made in recent years made this area a target for cash-strapped companies looking to cut costs.

     Technology stocks, particularly those exhibiting the highest rates of earnings and revenue growth, do not tend to perform well when growth is decelerating from high levels. Despite six rate cuts by the Federal Reserve, corporations have yet to resume significant capital investment.

Q:   What investment strategies and techniques affected the Fund's performance?

A: One of the Strong Internet Fund's principle goals is to own the highest-quality Internet-related companies. We combine a bottom-up approach with big-picture, thematic-trend analysis as we seek to discover the leading Internet-related companies. In this way, we hope to own the future "blue chips" of the Internet.

     The problem in the first half of 2001 has been that even the best Internet-related companies are not immune to a slowing economy and a sharp deceleration in capital spending. As a result, many of these best-in-class companies, which had managed to avoid financial difficulties during 2000, hit speed bumps during this period.

     One area that was particularly hard-hit, and accounted for the bulk of the Fund's negative performance, was Internet infrastructure, comprising of companies such as Cisco Systems, Juniper Networks, and Sun Microsystems. On the positive side, however, AOL Time Warner, the Fund's largest holding, continued to perform well on a fundamental basis, while eBay, the Internet's largest auction company, substantially exceeded analyst expectations shortly after we increased our position in the Fund.

     We appreciate your investment in the Strong Internet Fund.



     Derek V.W. Felske
     Portfolio Manager





Average Annual Total Return/1/

As of 6-30-01

----------------------------------------------

     1-year                         -66.01%

     Since Inception                -52.25%
     (12-31-99)


Equity funds are volatile investments and should only be considered for long-term goals.


  /1/The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

     The Fund concentrates its assets in companies engaged in Internet- and Intranet-related activities. As a result, the Fund shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Inter@ctive Week Internet Index is an unmanaged index generally representative of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc. Source of the Inter@ctive index data is Bloomberg.

Strong Technology 100 Fund
================================================================================

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50 percent of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. The portfolio can invest in futures and options for hedging and risk management purposes. Also, the Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.




              Growth of an Assumed $10,000 Investment
                      From 12-31-99 to 6-30-01

                        [CHART APPEARS HERE]

                   The                    Lipper
                  Strong                 Science &
                Technology    S&P 500   Technology
                 100 Fund      Index*   Funds Index*

 Dec 99           $10,000     $10,000     $10,000
 Mar 00           $12,550     $10,229     $12,178
 Jun 00           $12,080      $9,958     $10,892
 Sep 00           $11,770      $9,861     $10,663
 Dec 00            $8,040      $9,089      $6,973
 Mar 01            $5,280      $8,012      $4,846
 Jun 01            $5,660      $8,481      $5,431




 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did the Fund perform?

A: The Strong Technology 100 Fund trailed its peer benchmark, the Lipper Science & Technology Funds Index, during the period. In a broader context, however, both the Fund and the Lipper group underperformed the S&P 500 Index. The Fund's NAV peaked on January 30, driven by optimism that interest-rate cuts from the Federal Reserve would help spur a recovery in the U.S. economy. Technology stocks remained under severe pressure, however, and the Fund's NAV bottomed in early April. From that trough the Fund rallied by the end of June, at which point it seemed clear that the tug-of-war between the benefits of lower interest rates and the negatives of weaker corporate earnings showed no signs of abating.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The performance of technology stocks during the first half of 2001 illustrates, once again, the volatile and often cyclical nature of the technology sector. Technology is increasingly viewed by corporations as mission-critical, but the massive technology investments undertaken in recent years to enhance productivity and to establish an Internet presence made additional expenditures particularly vulnerable once cash-strapped corporations started looking to cut costs.

     Technology stocks, particularly those exhibiting the highest rates of earnings and revenue growth, do not tend to perform well when growth is decelerating from high levels. Despite six rate cuts by the Federal Reserve, corporations have yet to resume significant capital investments.

Q:   What investment strategies and techniques affected the Fund's performance?

A: In the first half of 2001, even the best-managed, attractively positioned technology companies were not immune to a slowing economy and a sharp deceleration in capital spending. As a result, many of these best-in-class companies, which had managed to avoid financial difficulties during 2000, hit speed bumps this year. One area that was particularly hard-hit, and accounted for the bulk of the Fund's negative performance, was Internet infrastructure. Sharp cutbacks in capital spending by carriers and corporate enterprises hurt the fortunes of Cisco Systems, Juniper Networks, Brocade Communications, and Tellabs.

     On the flip side, Microsoft, the Fund's largest position, continued to perform well on a fundamental basis. Also, our significant investment in semiconductor capital equipment companies like KLA-Tencor, Applied Materials, and Novellus helped the Fund's performance.

Q:   What is your outlook regarding the future of the markets?

A: Although the magnitude of a recovery in technology spending is difficult to ascertain, we believe the fortunes for leading-edge technology companies will improve from this point in the cycle through 2002. In a nutshell, we view the glass as half full, with the Fed prepared to add more water if need be.

     Thank you for your investment in the Strong Technology 100 Fund.

     Derek V. W. Felske
     Portfolio Manager


Average Annual Total Return/1/

As of 6-30-01
----------------------------------------------

     1-year                          -53.15%

     Since Inception                 -31.58%
     (12-31-99)


Equity funds are volatile investments and should only be considered for long-term goals.


  /1/The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

    *The S&P 500 is an unmanaged index generally representative of the U.S.
     stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund
================================================================================

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests, under normal conditions, in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. To a limited extent, the Fund may also invest in foreign securities.



                  Growth of an Assumed $10,000 Investment
                         From 12-31-98 to 6-30-01

                           [CHART APPEARS HERE]

                The Strong                       Lipper Small-
               U.S. Emerging      Russell         Cap Growth
                Growth Fund     2000(R) Index*   Funds Index*

 Dec 98           $10,000         $10,000          $10,000
 Mar 99           $12,080          $9,458           $9,675
 Jun 99           $12,330         $10,928          $11,053
 Sep 99           $13,000         $10,237          $11,253
 Dec 99           $19,886         $12,126          $16,117
 Mar 00           $24,038         $12,985          $19,003
 Jun 00           $25,307         $12,494          $17,986
 Sep 00           $24,393         $12,632          $17,702
 Dec 00           $19,943         $11,759          $14,787
 Mar 01           $15,085         $10,994          $11,996
 Jun 01           $18,976         $12,576          $13,996


 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did the Fund perform?

A: The Fund showed slightly negative relative performance versus its benchmark in the first half of 2001, after two years of substantial outperformance. This has been a very difficult period for small- and mid-cap growth stocks, with particular weakness in technology. In the second quarter, however, the Fund's performance was aided by technology stock purchases we made at very attractive prices during March.

     Diversification continues to be essential to our long-term success. Several health-care, energy, educational, retail, and freight stocks turned in solidly positive results.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: The Federal Reserve lowered rates six times in the first half of 2001, a response to recession-like conditions in the technology and industrial sectors. The positive effects from these cuts so far have been minimal. However, normally these positive effects don't start to emerge for six to nine months--too long a period to allow them to have had an impact over the past six months, but one reason to be very bullish about the second half of the year.

     Going into the year, we overweighted technology stocks, as their prices had already been beaten down, and we saw positive indications for these firms' prospects. Unfortunately, technology fundamentals deteriorated sharply during the first quarter, and the stocks performed poorly. In early February, we reduced our technology weighting significantly. We are now selectively adding to technology stocks at valuations lower than we've seen since 1990.

     The Fund's emphasis on diversification allowed us to outperform many technology-heavy small-cap growth funds.

Q:   What investment strategies and techniques affected the Fund's performance?

A: In the fourth quarter of 2000, we began to position the portfolio toward companies that have historically done well during periods of Federal Reserve rate cuts. We increased our weightings in specialty retail, freight forwarding, and financials. With the exception of technology, this positioning has begun to pay off.

     Our reliance on direct, fundamental research allowed us to uncover some great companies before many other large investors caught on to them. Emphasizing high-quality, fast-growing companies allowed us to keep afloat in a very difficult environment for small-cap growth stocks.

     Diversification remains a critical aspect of our discipline and is especially important at times like these. We have visited with more companies in the past six months than in any previous period. We remain committed to finding the highest-quality and fastest-growing companies in America.

Q:   What is your outlook regarding the future of the markets?

A: Historically, small-cap growth stocks have been one of the best-performing sectors when the economy comes out of an economic slowdown. Given that pattern and the extremely low stock prices we currently see, we believe the rebound for small growth stocks could be dramatic. It may take some time, but we are confident that the portfolio is well-positioned for the eventual turn.

     Thank you for your continued confidence in the Strong U.S. Emerging Growth Fund.

     Thomas L. Press
     Portfolio Co-Manager

     Donald M. Longlet
     Portfolio Co-Manager

     Robert E. Scott
     Portfolio Co-Manager


Average Annual Total Returns

As of 6-30-01
----------------------------------------------

     1-year                         -25.02%

     Since Inception                 29.20%
     (12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

    *The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                             STRONG ENTERPRISE FUND


                                                 Shares or
                                                 Principal          Value
                                                   Amount          (Note 2)
--------------------------------------------------------------------------------

Common Stocks 95.5%
Auto/Truck - Original Equipment 0.3%
Gentex Corporation (b)                              43,200       $ 1,203,984

Banks - Southeast 0.4%
Hibernia Corporation Class A                        90,000         1,602,000

Banks - West/Southwest 0.5%
City National Corporation                           55,100         2,440,379

Building - Resident/Commercial 0.5%
Pulte Corporation                                   53,800         2,293,494

Commercial Services - Advertising 1.8%
Lamar Advertising Company (b)                      177,580         7,813,520

Commercial Services - Security/Safety 0.5%
Macrovision Corporation (b)                         29,480         2,019,380

Computer - Local Networks 2.7%
Brocade Communications Systems, Inc. (b)           119,810         5,270,441
Emulex Corporation (b)                              45,900         1,854,360
Extreme Networks, Inc. (b)                         104,410         3,080,095
McDATA Corporation Class A (b)                     117,450         2,061,248
                                                                 -----------
                                                                  12,266,144

Computer - Optical Recognition 0.6%
Optimal Robotics Corporation (b)                    69,890         2,655,820

Computer - Services 0.5%
IMS Health, Inc.                                    81,900         2,334,150

Computer Software - Education/
  Entertainment 4.4%
Activision, Inc. (b)                                99,920         3,921,860
Electronic Arts, Inc. (b)                           97,470         5,643,513
Midway Games, Inc. (b)                             183,570         3,396,045
THQ, Inc. (b)                                       72,960         3,593,280
Take-Two Interactive Software, Inc. (b)            155,870         2,891,389
                                                                 -----------
                                                                  19,446,087

Computer Software - Enterprise 7.4%
BMC Software, Inc. (b)                             187,450         4,225,123
i2 Technologies, Inc. (b)                          262,470         5,196,906
Mercury Interactive Corporation (b)                 48,910         2,929,709
PeopleSoft, Inc. (b)                               129,410         6,370,855
Rational Software Corporation (b)                  115,440         3,238,092
Siebel Systems, Inc. (b)                            54,600         2,560,740
VERITAS Software Corporation (b)                   124,440         8,278,993
                                                                 -----------
                                                                  32,800,418

Diversified Operations 0.6%
Canadian Pacific, Ltd.                              69,700         2,700,875

Electronics - Measuring Instruments 3.7%
Mettler-Toledo International, Inc. (b)             207,900         8,991,675
Tektronix, Inc. (b)                                172,320         4,678,488
Waters Corporation (b)                             106,800         2,948,748
                                                                 -----------
                                                                  16,618,911

Electronics - Miscellaneous Components 1.4%
RF Micro Devices, Inc. (b)                         227,460         6,095,928

Electronics - Semiconductor Equipment 2.5%
KLA-Tencor Corporation (b)                          55,580         3,249,763
Mattson Technology, Inc. (b)                       179,700         3,141,156
Novellus Systems, Inc. (b)                          85,290         4,843,619
                                                                 -----------
                                                                  11,234,538

Electronics - Semiconductor Manufacturing 3.1%
Integrated Device Technology, Inc. (b)              67,800         2,148,582
Micron Technology, Inc. (b)                        140,400         5,770,440
QLogic Corporation (b)                              75,720         4,880,154
Transmeta Corporation (b)                          158,400           883,872
                                                                 -----------
                                                                  13,683,048

Electronics Products - Miscellaneous 3.1%
Celestica, Inc. (b)                                218,500        11,252,750
Gemstar-TV Guide International, Inc. (b)            60,030         2,641,320
                                                                 -----------
                                                                  13,894,070

Finance - Consumer/Commercial Loans 1.1%
Americredit Corporation (b)                         90,400         4,696,280

Finance - Investment Brokers 0.7%
Investment Technology Group, Inc. (b)               65,200         3,278,908

Finance - Investment Management 1.8%
Stilwell Financial, Inc.                           150,800         5,060,848
Waddell & Reed Financial, Inc. Class A              98,100         3,114,675
                                                                 -----------
                                                                   8,175,523

Finance - Savings & Loan 4.3%
Charter One Financial, Inc.                        195,750         6,244,425
Golden State Bancorp, Inc.                         140,820         4,337,256
Sovereign Bancorp, Inc.                            432,800         5,626,400
Washington Mutual, Inc.                             83,220         3,124,911
                                                                 -----------
                                                                  19,332,992

Financial Services - Miscellaneous 0.4%
Capital One Financial Corporation                   27,830         1,669,800

Insurance - Property/Casualty/Title 1.6%
Everest Re Group, Ltd.                              64,335         4,812,258
XL Capital, Ltd. Class A                            30,600         2,512,260
                                                                 -----------
                                                                   7,324,518

Internet - Internet Service Provider/
  Content 0.5%
EarthLink, Inc. (b)                                142,230         2,005,443

Internet - Software 0.5%
Interwoven, Inc. (b)                               124,500         2,104,050

Leisure - Products 2.5%
Brunswick Corporation                              296,460         7,123,934
Oakley, Inc. (b)                                   209,260         3,871,310
                                                                 -----------
                                                                  10,995,244

Trucks and Parts - Heavy Duty 0.5%
Eaton Corporation                                   30,810         2,159,781

Media - Cable TV 6.6%
AT&T Corporation - Liberty Media Group
  Class A (b)                                      444,380         7,772,206
Charter Communications, Inc. Class A (b)           517,390        12,081,056
EchoStar Communications Corporation
  Class A (b)                                      290,540         9,419,307
                                                                 -----------
                                                                  29,272,569

Media - Newspapers 2.1%
Gannett Company, Inc.                               33,875         2,232,362
The McClatchy Company Class A                       64,780         2,532,898
Tribune Company                                    114,150         4,567,142
                                                                 -----------
                                                                   9,332,402

Media - Radio/TV 1.8%
Clear Channel Communications, Inc. (b)              92,290         5,786,583
Cox Radio, Inc. Class A (b)                         87,000         2,422,950
                                                                 -----------
                                                                   8,209,533


                      STRONG ENTERPRISE FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------

Medical - Biomedical/Genetics 9.1%
Alkermes, Inc. (b)                                     158,800   $ 5,573,880
Amgen, Inc. (b)                                         35,260     2,139,577
Biogen, Inc. (b)                                        25,020     1,360,087
Cephalon, Inc. (b)                                      38,850     2,738,925
Genzyme Corporation (b)                                 88,920     5,424,120
Human Genome Sciences, Inc. (b)                         62,400     3,759,600
ICOS Corporation (b)                                    70,310     4,499,840
IDEC Pharmaceuticals Corporation (b)                    64,330     4,354,498
Medimmune, Inc. (b)                                     84,740     3,999,728
Pharmacopeia, Inc. (b)                                  25,800       619,200
Protein Design Labs, Inc. (b)                           34,500     2,993,220
Transkaryotic Therapies, Inc. (b)                       98,340     2,896,113
                                                                 -----------
                                                                  40,358,788

Medical - Ethical Drugs 1.1%
Forest Laboratories, Inc. (b)                           66,060     4,690,260

Medical - Generic Drugs 0.9%
IVAX Corporation (b)                                   101,525     3,959,475

Medical - Instruments 0.6%
Biomet, Inc.                                            57,500     2,763,450

Medical - Outpatient/Home Care 0.7%
DaVita, Inc. (b)                                        63,030     1,281,400
Lincare Holdings, Inc. (b)                              68,400     2,052,684
                                                                 -----------
                                                                   3,334,084

Medical - Products 1.6%
American Medical Systems Holdings, Inc. (b)            299,390     4,595,636
Cytyc Corporation (b)                                  113,600     2,618,480
                                                                 -----------
                                                                   7,214,116

Medical/Dental - Services 1.3%
Covance, Inc. (b)                                      152,940     3,464,091
Quest Diagnostics, Inc. (b)                             33,700     2,522,445
                                                                 -----------
                                                                   5,986,536

Oil & Gas - Canadian Exploration &
  Production 0.6%
Talisman Energy, Inc.                                   73,920     2,815,613

Oil & Gas - Drilling 0.8%
Nabors Industries, Inc. (b)                             95,010     3,534,372

Oil & Gas - Field Services 0.8%
BJ Services Company (b)                                126,460     3,588,935

Oil & Gas - Machinery/Equipment 1.1%
Cooper Cameron Corporation (b)                          24,500     1,367,100
National-Oilwell, Inc. (b)                              50,800     1,361,440
Weatherford International, Inc. (b)                     44,845     2,152,560
                                                                 -----------
                                                                   4,881,100

Oil & Gas - United States Exploration &
  Production 0.8%
Pioneer Natural Resources Company (b)                   99,600     1,698,180
Plains Resources, Inc. (b)                              85,650     2,055,600
                                                                 -----------
                                                                   3,753,780

Retail - Apparel/Shoe 1.3%
Abercrombie & Fitch Company Class A (b)                134,490     5,984,805

Retail - Consumer Electronics 0.8%
Circuit City Stores, Inc.                              201,800     3,632,400

Retail - Discount & Variety 1.7%
Dollar Tree Stores, Inc. (b)                           269,280     7,496,755


Retail - Mail Order & Direct 1.2%
Cendant Corporation (b)                                266,780     5,202,210

Retail - Major Discount Chains 0.2%
Costco Wholesale Corporation (b)                        19,000       780,520

Retail - Miscellaneous/Diversified 5.2%
Barnes & Noble, Inc. (b)                               368,430    14,497,720
Borders Group, Inc. (b)                                384,190     8,605,856
                                                                 -----------
                                                                  23,103,576

Retail - Restaurants 0.8%
Rare Hospitality International, Inc. (b)               160,530     3,627,978

Retail - Super/Mini Markets 0.5%
Pathmark Stores, Inc. (b)                               97,360     2,395,056

Telecommunications - Cellular 1.0%
TeleCorp PCS, Inc. (b)                                 238,380     4,617,421

Telecommunications - Equipment 1.1%
Comverse Technology, Inc. (b)                           40,600     2,339,372
ONI Systems Corporation (b)                             86,900     2,424,510
                                                                 -----------
                                                                   4,763,882

Textile - Apparel Manufacturing 3.0%
Liz Claiborne, Inc.                                    204,020    10,292,809
Polo Ralph Lauren Corporation (b)                      119,070     3,072,006
                                                                 -----------
                                                                  13,364,815

Utility - Gas Distribution 0.9%
Kinder Morgan, Inc.                                     76,070     3,822,517
----------------------------------------------------------------------------
Total Common Stocks (Cost $400,750,975)                          425,332,233
----------------------------------------------------------------------------

Preferred Stocks 1.1%
News Corporation, Ltd. Sponsored ADR                   152,290     4,934,196
----------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,911,895)                           4,934,196
----------------------------------------------------------------------------

Short-Term Investments (a) 3.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds $11,503,814);
  Collateralized by: United States
  Government & Agency Issues (c)                   $11,500,000    11,500,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $2,048,697);
  Collateralized by: United States
  Government & Agency Issues (c)                     2,048,100     2,048,100
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,548,100)                   13,548,100
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments in Securities (Cost $419,210,970) 99.7%        443,814,529
Other Assets and Liabilities, Net 0.3%                             1,461,761
----------------------------------------------------------------------------
Net Assets 100.0%                                               $445,276,290
============================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                     Contracts     Premiums
--------------------------------------------------------------------------------

Options outstanding at beginning of period              ---        $    ---
Options written during the period                       850         167,444
Options closed                                         (850)       (167,444)
Options expired                                         ---             ---
Options exercised                                       ---             ---
                                                       ----        --------
Options outstanding at end of period                    ---            $---
                                                       ====        ========

Closed options resulted in a capital gain of $79,894.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)

                             STRONG GROWTH 20 FUND



                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.3%
Computer - Services 4.4%
Sungard Data Systems, Inc. (b)                           700,000    $ 21,007,000

Computer Software - Desktop 4.6%
Microsoft Corporation (b)                                300,000      21,780,000

Computer Software - Education/Entertainment 3.0%
Electronic Arts, Inc. (b)                                250,000      14,475,000

Computer Software - Enterprise 7.0%
Siebel Systems, Inc. (b)                                 295,000      13,835,500
VERITAS Software Corporation (b)                         300,000      19,959,000
                                                                    ------------
                                                                      33,794,500

Electronics - Semiconductor Equipment 3.3%
Novellus Systems, Inc. (b)                               275,000      15,617,250

Financial Services - Miscellaneous 5.4%
Concord EFS, Inc. (b)                                    500,000      26,005,000

Insurance - Life 3.2%
Lincoln National Corporation                             300,000      15,525,000

Insurance - Property/Casualty/Title 1.5%
MGIC Investment Corporation                              100,000       7,264,000

Leisure - Hotels & Motels 6.8%
Marriott International, Inc. Class A                     300,000      14,202,000
Starwood Hotels & Resorts Worldwide, Inc.                500,000      18,640,000
                                                                    ------------
                                                                      32,842,000
Medical - Biomedical/Genetics 6.7%
Genzyme Corporation (b)                                  195,000      11,895,000
IDEC Pharmaceuticals Corporation (b)                     300,000      20,307,000
                                                                    ------------
                                                                      32,202,000

Medical - Ethical Drugs 5.7%
Elan Corporation PLC Sponsored ADR (b)                   450,000      27,450,000

Medical - Generic Drugs 4.1%
IVAX Corporation (b)                                     500,000      19,500,000

Medical - Wholesale Drugs/Sundries 2.3%
Cardinal Health, Inc.                                    160,000      11,040,000

Medical/Dental - Services 11.3%
Caremark Rx, Inc. (b)                                  1,550,000      25,497,500
Laboratory Corporation of
 America Holdings (b)                                    375,000      28,837,500
                                                                    ------------
                                                                      54,335,000

Retail - Department Stores 6.6%
Kohl's Corporation (b)                                   500,000      31,365,000

Retail - Mail Order & Direct 3.5%
Cendant Corporation (b)                                  850,000      16,575,000

Retail/Wholesale - Building Products 10.9%
The Home Depot, Inc.                                     500,000      23,275,000
Lowe's Companies, Inc.                                   400,000      29,020,000
                                                                    ------------
                                                                      52,295,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $405,358,073)                              433,071,750
--------------------------------------------------------------------------------

Short-Term Investments (a) 9.1%
Repurchase Agreements 8.2%
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
 Due 7/02/01 (Repurchase proceeds $37,812,357);
 Collateralized by: United States Government &
 Agency Issues (c)                                   $37,800,000    $ 37,800,000
State Street Bank (Dated 6/29/01), 3.50%,
 Due 7/02/01 (Repurchase proceeds $1,595,865);
 Collateralized by: United States Government &
 Agency Issues (c)                                     1,595,400       1,595,400
                                                                    ------------
                                                                      39,395,400

United States Government Issues 0.9%
United States Treasury Bills, Due 7/05/01              4,100,000       4,098,983
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $43,494,078)                       43,494,383
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $448,852,151)
 99.4%                                                               476,566,133
Other Assets and Liabilities, Net 0.6%                                 2,906,690
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $479,472,823
================================================================================


                             STRONG INTERNET FUND

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.8%
Computer - Graphics 0.7%
NVIDIA Corporation (b)                                     2,100     $   194,775

Computer - Local Networks 10.0%
Brocade Communications Systems, Inc. (b)                   4,800         211,152
Cisco Systems, Inc. (b)                                   85,000       1,547,000
Juniper Networks, Inc. (b)                                34,300       1,066,730
Novell, Inc. (b)                                          14,600          83,074
                                                                     -----------
                                                                       2,907,956

Computer - Manufacturers 6.3%
Palm, Inc. (b)                                            16,500         100,155
Sun Microsystems, Inc. (b)                               111,700       1,755,924
                                                                     -----------
                                                                       1,856,079

Computer - Peripheral Equipment 0.4%
American Power Conversion Corporation (b)                  7,500         118,125

Computer Software - Desktop 3.1%
Microsoft Corporation (b)                                 11,300         820,380
Red Hat, Inc. (b)                                         19,100          76,400
                                                                     -----------
                                                                         896,780

Computer Software - Enterprise 6.6%
Adobe Systems, Inc.                                        3,500         164,500
i2 Technologies, Inc. (b)                                 24,500         485,100
PeopleSoft, Inc. (b)                                      12,500         615,375
TIBCO Software, Inc. (b)                                  24,200         309,034
VERITAS Software Corporation (b)                           5,300         352,609
                                                                     -----------
                                                                       1,926,618

Computer Software - Financial 0.9%
Intuit, Inc. (b)                                           6,500         259,935

Computer Software - Security 0.5%
Check Point Software Technologies, Ltd. (b)                2,600         131,482

Diversified Operations 10.9%
AOL Time Warner, Inc. (b)                                 60,300       3,195,900

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing 3.3%
Broadcom Corporation (b)                                  22,500     $   962,100

Financial Services - Miscellaneous 0.4%
CheckFree Corporation (b)                                  3,200         112,224

Internet - E*Commerce 14.7%
Amazon.com, Inc. (b)                                      37,600         532,040
DoubleClick, Inc. (b)                                     24,000         335,040
E*Trade Group, Inc. (b)                                   20,500         132,225
eBay, Inc. (b)                                            41,500       2,842,335
Internet Capital Group, Inc. (b)                          49,000          98,000
Priceline.com, Inc. (b)                                   40,400         365,620
                                                                     -----------
                                                                       4,305,260

Internet - Internet Service Provider/Content 7.9%
Akamai Technologies, Inc. (b)                             25,100         230,292
CNET Networks, Inc. (b)                                   22,500         292,500
Commerce One, Inc. (b)                                     8,500          49,640
EarthLink, Inc. (b)                                       14,000         197,400
HomeStore.com, Inc. (b)                                   10,000         349,600
InfoSpace, Inc. (b)                                       14,500          55,680
Yahoo! Inc. (b)                                           57,100       1,141,429
                                                                     -----------
                                                                       2,316,541

Internet - Network Security/Solutions 6.7%
Exodus Communications, Inc. (b)                           20,000          41,200
Inktomi Corporation (b)                                   18,600         178,374
Network Associates, Inc. (b)                              20,000         249,000
RSA Security, Inc. (b)                                     4,550         140,823
VeriSign, Inc. (b)                                        22,400       1,344,224
                                                                     -----------
                                                                       1,953,621

Internet - Software 10.7%
Ariba, Inc. (b)                                           26,500         145,750
BEA Systems, Inc. (b)                                     34,800       1,068,708
BroadVision, Inc. (b)                                     29,900         149,500
CMGI, Inc. (b)                                            35,000         105,000
FreeMarkets, Inc. (b)                                      4,700          94,000
Openwave Systems, Inc. (b)                                16,500         572,550
RealNetworks, Inc. (b)                                    16,400         192,700
Vignette Corporation (b)                                  55,300         490,511
WebMD Corporation (b)                                     21,000         147,000
webMethods, Inc. (b)                                       5,500         116,490
Websense, Inc. (b)                                         2,500          50,000
                                                                     -----------
                                                                       3,132,209

Leisure - Services 0.6%
Travelocity.com, Inc. (b)                                  5,400         165,780

Telecommunications - Equipment 8.0%
Qualcomm, Inc. (b)                                        36,000       2,105,280
Redback Networks, Inc. (b)                                 9,900          88,308
Sycamore Networks, Inc. (b)                               14,700         137,004
                                                                     -----------
                                                                       2,330,592

Telecommunications - Services 8.1%
Level 3 Communications, Inc. (b)                          14,000          76,860
Qwest Communications International, Inc.                  71,600       2,281,892
                                                                     -----------
                                                                       2,358,752
--------------------------------------------------------------------------------
Total Common Stocks (Cost $29,540,916)                                29,124,729
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 6/29/01), 3.50%,
 Due 7/02/01 (Repurchase proceeds $31,909);
 Collateralized by: United States Government &
 Agency Issues (c)                                       $31,900     $    31,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $31,900)                               31,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $29,572,816)
 99.9%                                                                29,156,629
Other Assets and Liabilities, Net 0.1%                                    34,680
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $29,191,309
================================================================================


                         STRONG TECHNOLOGY 100 FUND

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.1%
Aerospace - Defense 1.5%
Lockheed Martin Corporation                               71,200    $  2,637,960

Computer - Graphics 2.7%
Autodesk, Inc.                                            56,300       2,099,990
Cadence Design Systems, Inc. (b)                          87,000       1,620,810
Mentor Graphics Corporation (b)                           49,800         871,500
                                                                    ------------
                                                                       4,592,300

Computer - Local Networks 5.9%
ADC Telecommunications, Inc. (b)                         120,000         792,000
Brocade Communications Systems, Inc. (b)                  45,800       2,014,742
Cabletron Systems, Inc. (b)                               50,000       1,142,500
Cisco Systems, Inc. (b)                                   88,000       1,601,600
Extreme Networks, Inc. (b)                                56,900       1,678,550
Juniper Networks, Inc. (b)                                73,300       2,279,630
Novell, Inc. (b)                                         120,000         682,800
                                                                    ------------
                                                                      10,191,822

Computer - Manufacturers 5.6%
Apple Computer, Inc. (b)                                  91,300       2,122,725
Compaq Computer Corporation                               62,800         972,772
Dell Computer Corporation (b)                             98,100       2,545,695
International Business Machines Corporation               25,700       2,904,100
Sun Microsystems, Inc. (b)                                69,500       1,092,540
                                                                    ------------
                                                                       9,637,832

Computer - Memory Devices 2.9%
EMC Corporation (b)                                       54,900       1,594,845
Microchip Technology, Inc. (b)                            36,900       1,263,825
Network Appliance, Inc. (b)                               62,000         849,400
Storage Technology Corporation (b)                        92,700       1,275,552
                                                                    ------------
                                                                       4,983,622

Computer - Peripheral Equipment 1.6%
American Power Conversion Corporation (b)                 86,500       1,362,375
Lexmark International Group, Inc. Class A (b)             22,000       1,479,500
                                                                    ------------
                                                                       2,841,875

Computer - Services 2.6%
Electronic Data Systems Corporation                       40,900       2,556,250
Sungard Data Systems, Inc. (b)                            63,900       1,917,639
                                                                    ------------
                                                                       4,473,889

Computer Software - Desktop 3.9%
Microsoft Corporation (b)                                 66,400       4,820,640
Symantec Corporation (b)                                  44,700       1,952,943
                                                                    ------------
                                                                       6,773,583

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Computer Software - Education/Entertainment 2.2%
Electronic Arts, Inc. (b)                                 64,500    $  3,734,550

Computer Software - Enterprise 18.5%
Adobe Systems, Inc.                                       86,400       4,060,800
BMC Software, Inc. (b)                                    79,000       1,780,660
Computer Associates International, Inc.                   73,000       2,628,000
Compuware Corporation (b)                                245,800       3,438,742
J.D. Edwards & Company (b)                               119,000       1,682,660
Legato Systems, Inc. (b)                                  49,800         794,310
Mercury Interactive Corporation (b)                       29,500       1,767,050
Micromuse, Inc. (b)                                       25,600         716,544
NetIQ Corporation (b)                                     52,200       1,633,338
Oracle Systems Corporation (b)                            69,100       1,312,900
PeopleSoft, Inc. (b)                                      21,800       1,073,214
Rational Software Corporation (b)                         35,100         984,555
SAP AG Sponsored ADR                                      70,400       2,470,336
Siebel Systems, Inc. (b)                                  48,100       2,255,890
Sybase, Inc. (b)                                          47,600         783,020
Synopsys, Inc. (b)                                        33,700       1,630,743
VERITAS Software Corporation (b)                          46,900       3,120,257
                                                                    ------------
                                                                      32,133,019

Computer Software - Security 1.0%
Check Point Software Technologies, Ltd. (b)               35,575       1,799,028

Electronics - Miscellaneous Components 1.8%
RF Micro Devices, Inc. (b)                                71,800       1,924,240
Vishay Intertechnology, Inc. (b)                          51,400       1,182,200
                                                                    ------------
                                                                       3,106,440

Electronics - Semiconductor Equipment 9.9%
Applied Materials, Inc. (b)                               63,800       3,132,580
KLA-Tencor Corporation (b)                                64,500       3,771,315
Kulicke & Soffa Industries, Inc. (b)                      63,000       1,081,080
Lam Research Corporation (b)                             110,400       3,273,360
Novellus Systems, Inc. (b)                                57,000       3,237,030
Teradyne, Inc. (b)                                        82,500       2,730,750
                                                                    ------------
                                                                      17,226,115

Electronics - Semiconductor Manufacturing 17.5%
Advanced Micro Devices, Inc. (b)                          84,100       2,428,808
Analog Devices, Inc. (b)                                  62,100       2,685,825
Cypress Semiconductor, Inc. (b)                           70,400       1,679,040
Integrated Device Technology, Inc. (b)                    60,600       1,920,414
Intel Corporation                                         61,500       1,798,875
LSI Logic Corporation (b)                                 62,600       1,176,880
Linear Technology Corporation                             38,000       1,680,360
Maxim Integrated Products, Inc. (b)                       41,200       1,821,452
Micron Technology, Inc. (b)                               92,900       3,818,190
National Semiconductor Corporation (b)                    60,000       1,747,200
QLogic Corporation (b)                                    10,000         644,500
Texas Instruments, Inc.                                   80,000       2,520,000
TriQuint Semiconductor, Inc. (b)                         115,000       2,587,500
Vitesse Semiconductor Corporation (b)                     44,500         936,280
Xilinx, Inc. (b)                                          69,100       2,849,684
                                                                    ------------
                                                                      30,295,008

Electronics Products - Miscellaneous 0.6%
Celestica, Inc. (b)                                       19,400         999,100

Finance - Investment Management 2.5%
Stilwell Financial, Inc.                                 130,600       4,382,936

Financial Services - Miscellaneous 1.4%
First Data Corporation                                    36,900    $  2,370,825

Internet - Internet Service Provider/Content 0.4%
HomeStore.com, Inc. (b)                                   21,500         751,640

Internet - Network Security/Solutions 1.3%
Network Associates, Inc. (b)                              58,200         724,590
VeriSign, Inc. (b)                                        25,000       1,500,250
                                                                    ------------
                                                                       2,224,840

Medical - Biomedical/Genetics 3.0%
Amgen, Inc. (b)                                           12,000         728,160
Genentech, Inc. (b)                                       43,400       2,391,340
Genzyme Corporation (b)                                   35,700       2,177,700
                                                                    ------------
                                                                       5,297,200

Medical - Instruments 1.3%
Biomet, Inc.                                              29,700       1,427,382
St. Jude Medical, Inc. (b)                                14,500         870,000
                                                                    ------------
                                                                       2,297,382

Office - Equipment & Automation 1.5%
Xerox Corporation                                        263,600       2,522,652

Oil & Gas - Drilling 0.9%
Nabors Industries, Inc. (b)                               41,700       1,551,240

Telecommunications - Cellular 0.5%
Nextel Communications, Inc. Class A (b)                   49,000         857,500

Telecommunications - Equipment 7.1%
CIENA Corporation (b)                                     50,000       1,900,000
Comverse Technology, Inc. (b)                             10,000         576,200
Lucent Technologies, Inc.                                225,000       1,395,000
Nokia Corporation Sponsored ADR                           87,500       1,928,500
Qualcomm, Inc. (b)                                        51,800       3,029,264
Scientific-Atlanta, Inc.                                  67,900       2,756,740
Tellabs, Inc. (b)                                         41,300         796,264
                                                                    ------------
                                                                      12,381,968
--------------------------------------------------------------------------------
Total Common Stocks (Cost $164,678,814)                              170,064,326
--------------------------------------------------------------------------------

Rights 0.0%
Seagate Tax Refund                                        30,500           2,440
--------------------------------------------------------------------------------
Total Rights (Cost $0)                                                     2,440
--------------------------------------------------------------------------------

Short-Term Investments (a) 1.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%, Due 7/02/01
 (Repurchase proceeds $3,000,995); Collateralized by:
 United States Government & Agency Issues (c)         $3,000,000       3,000,000
State Street Bank (Dated 6/29/01), 3.50%, Due 7/02/01
 (Repurchase proceeds $20,506); Collateralized by:
 United States Government & Agency Issues (c)             20,500          20,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,020,500)                         3,020,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $167,699,314)
 99.9%                                                               173,087,266
Other Assets and Liabilities, Net 0.1%                                   205,840
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $173,293,106
================================================================================

--------------------------------------------------------------------------------

                        STRONG U.S. EMERGING GROWTH FUND


                                                        Shares or
                                                        Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.1%
Commercial Services - Miscellaneous 3.4%
Corporate Executive Board Company (b)                       89,000    $3,738,000

Commercial Services - Schools 0.9%
Corinthian Colleges, Inc. (b)                               20,565       967,994

Commercial Services - Security/Safety 3.2%
Macrovision Corporation (b)                                 50,800     3,479,800

Computer - Graphics 0.3%
Simplex Solutions, Inc. (b)                                 13,760       312,627

Computer - Local Networks 3.8%
Digital Lightwave, Inc. (b)                                 50,000     1,848,000
Foundry Networks, Inc. (b)                                 113,900     2,275,722
                                                                      ----------
                                                                       4,123,722

Computer - Services 3.1%
The Bisys Group, Inc. (b)                                   27,000     1,593,000
CSG Systems International, Inc. (b)                         31,400     1,782,264
                                                                      ----------
                                                                       3,375,264

Computer Software - Education/
  Entertainment 4.2%
PLATO Learning, Inc. (b)                                    43,290     1,339,826
Renaissance Learning, Inc. (b)                              21,890     1,107,415
THQ, Inc. (b)                                               22,400     1,103,200
Take-Two Interactive Software, Inc. (b)                     51,900       962,745
                                                                      ----------
                                                                       4,513,186

Computer Software - Enterprise 5.4%
Actuate Software Corporation (b)                            70,845       676,570
IntraNet Solutions, Inc. (b)                                73,700     2,804,285
NetIQ Corporation (b)                                       39,300     1,229,697
SERENA Software, Inc. (b)                                   30,900     1,122,906
                                                                      ----------
                                                                       5,833,458

Computer Software - Financial 3.0%
Advent Software, Inc. (b)                                   50,660     3,216,910

Electrical - Control Instruments 1.7%
DDI Corporation (b)                                         91,040     1,820,800

Electronics - Semiconductor Equipment 2.3%
August Technology Corporation (b)                           97,500     1,392,300
Cabot Microelectronics Corporation (b)                      17,600     1,091,200
                                                                      ----------
                                                                       2,483,500

Electronics - Semiconductor
  Manufacturing 5.5%
Elantec Semiconductor, Inc. (b)                             39,700     1,341,463
Genesis Microchip, Inc. (b)                                 33,000     1,192,950
Micrel, Inc. (b)                                            36,500     1,204,500
Semtech Corporation (b)                                     75,600     2,268,000
                                                                      ----------
                                                                       6,006,913

Financial Services - Miscellaneous 2.9%
Investors Financial Services Corporation                    46,280     3,100,760

Insurance - Property/Casualty/Title 1.5%
Everest Re Group, Ltd.                                      22,140     1,656,072

Internet - E*Commerce 2.5%
Hotel Reservations Network, Inc. Class A (b)                58,400     2,717,352

Internet - Network Security/Solutions 1.5%
SonicWALL, Inc. (b)                                         62,700     1,580,667

Internet - Software 6.0%
Art Technology Group, Inc. (b)                             257,250     1,492,050
Packeteer, Inc. (b)                                        246,300     3,086,139
Retek, Inc. (b)                                             39,640     1,900,342
                                                                      ----------
                                                                       6,478,531

Media - Radio/TV 1.0%
Valuevision International, Inc. (b)                         47,890     1,041,608

Medical - Biomedical/Genetics 2.8%
Cephalon, Inc. (b)                                          42,600     3,003,300

Medical - Ethical Drugs 3.4%
CIMA Labs, Inc. (b)                                         47,400     3,720,900

Medical - Instruments 7.2%
Micro Therapeutics, Inc. (b)                                158,600    1,268,800
Novoste Corporation (b)                                     115,055    2,933,902
SurModics, Inc. (b)                                         40,180     2,362,584
Urologix, Inc. (b)                                          69,145     1,266,045
                                                                      ----------
                                                                       7,831,331

Medical - Products 3.1%
ATS Medical, Inc. (b)                                      130,000     1,957,800
Cytyc Corporation (b)                                       61,460     1,416,653
                                                                      ----------
                                                                       3,374,453

Medical/Dental - Services 5.1%
Accredo Health, Inc. (b)                                    55,050     2,047,309
AdvancePCS (b)                                              37,080     2,374,974
Albany Molecular Research, Inc. (b)                         27,780     1,055,918
                                                                      ----------
                                                                       5,478,201

Medical/Dental - Supplies 1.5%
Advanced Neuromodulation Systems, Inc. (b)                  61,700     1,604,200

Metal Processing & Fabrication 1.0%
Shaw Group, Inc. (b)                                        26,300     1,054,630

Oil & Gas - Field Services 2.7%
Oceaneering International, Inc. (b)                         65,000     1,348,750
Offshore Logistics, Inc. (b)                                80,260     1,524,940
                                                                      ----------
                                                                       2,873,690

Oil & Gas - Machinery/Equipment 1.2%
National-Oilwell, Inc. (b)                                  47,870     1,282,916

Retail - Apparel/Shoe 4.6%
American Eagle Outfitters, Inc. (b)                         39,800     1,402,552
Gadzooks, Inc. (b)                                          96,370     1,261,483
Pacific Sunwear of California (b)                          103,710     2,326,216
                                                                      ----------
                                                                       4,990,251

Retail - Discount & Variety 1.6%
99 Cents Only Stores (b)                                    56,745     1,699,513

Retail - Restaurants 5.4%
Buca, Inc. (b)                                             125,150     2,722,012
Krispy Kreme Doughnuts, Inc. (b)                            28,840     1,153,600
P.F. Chang's China Bistro, Inc. (b)                         53,600     2,031,440
                                                                      ----------
                                                                       5,907,052

Telecommunications - Equipment 3.5%
Microtune, Inc. (b)                                         50,360     1,107,920
Powerwave Technologies, Inc. (b)                           108,200     1,568,900
Tollgrade Communications, Inc. (b)                          40,800     1,162,800
                                                                      ----------
                                                                       3,839,620

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

STRONG U.S. EMERGING GROWTH FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------


Transportation - Services 2.8%
C.H. Robinson Worldwide, Inc.                               52,680  $  1,469,245
Expeditors International of Washington, Inc.                25,300     1,517,975
                                                                    ------------
                                                                       2,987,220

--------------------------------------------------------------------------------
Total Common Stocks (Cost $85,966,930)                               106,094,441
--------------------------------------------------------------------------------

Short-Term Investments (a) 1.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/29/01), 3.98%,
  Due 7/02/01 (Repurchase proceeds
  $300,100); Collateralized by: United States
  Government & Agency Issues (c)                        $  300,000       300,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds
  $1,531,747); Collateralized by: United States
  Government & Agency Issues (c)                         1,531,300     1,531,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,831,300)                         1,831,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $87,798,230) 99.8%             107,925,741
Other Assets and Liabilities, Net 0.2%                                   249,829
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $108,175,570
================================================================================


--------------------------------------------------------------------------------
LEGEND

--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)   Non-income producing security.
(c)   See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                                           (In Thousands, Except As Noted)

                                                                                         Strong Enterprise    Strong Growth
                                                                                                Fund             20 Fund
                                                                                         -----------------    -------------
Assets:
   Investments in Securities, at Value (Cost of $419,211 and $448,852, respectively)              $443,815         $476,566
   Receivable for Securities Sold                                                                   17,562           16,930
   Receivable for Fund Shares Sold                                                                       1              142
   Dividends and Interest Receivable                                                                    70              150
   Other Assets                                                                                         51              192
                                                                                                  --------         --------
   Total Assets                                                                                    461,499          493,980

Liabilities:
   Payable for Securities Purchased                                                                 15,313           14,107
   Payable for Fund Shares Redeemed                                                                    578              240
   Accrued Operating Expenses and Other Liabilities                                                    332              160
                                                                                                  --------         --------
   Total Liabilities                                                                                16,223           14,507
                                                                                                  --------         --------
Net Assets                                                                                        $445,276         $479,473
                                                                                                  ========         ========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                                  $680,865         $723,991
   Accumulated Net Investment Loss                                                                  (2,540)          (1,677)
   Accumulated Net Realized Loss                                                                  (257,653)        (270,555)
   Net Unrealized Appreciation                                                                      24,604           27,714
                                                                                                  --------         --------
   Net Assets                                                                                     $445,276         $479,473
                                                                                                  ========         ========

Investor Class ($ and shares in full)
   Net Assets                                                                                 $444,427,871     $469,735,086
   Capital Shares Outstanding (Unlimited Number Authorized)                                     18,172,280       27,322,813

Net Asset Value Per Share                                                                           $24.46           $17.19
                                                                                                  ========         ========

Advisor Class ($ and shares in full)
   Net Assets                                                                                     $848,419       $9,737,737
   Capital Shares Outstanding (Unlimited Number Authorized)                                         34,815          568,275

Net Asset Value Per Share                                                                           $24.37           $17.14
                                                                                                  ========         ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


                                                                    (In Thousands, Except Per Share Amounts)

                                                                      Strong       Strong        Strong
                                                                     Internet    Technology    U.S. Emerging
                                                                       Fund       100 Fund      Growth Fund
                                                                     --------    ----------    -------------

Assets:
   Investments in Securities, at Value (Cost of $29,573,
      $167,699 and $87,798, respectively)                             $29,157      $173,087       $107,926
   Receivable for Securities Sold                                         252         1,816          1,041
   Receivable for Fund Shares Sold                                         --            27            240
   Dividends and Interest Receivable                                        6            15              6
   Other Assets                                                            15            20             14
                                                                      -------      --------       --------
   Total Assets                                                        29,430       174,965        109,227

Liabilities:
   Payable for Securities Purchased                                       109         1,430            986
   Payable for Fund Shares Redeemed                                         5            55              7
   Accrued Operating Expenses and Other Liabilities                       125           187             58
                                                                      -------      --------       --------
   Total Liabilities                                                      239         1,672          1,051
                                                                      -------      --------       --------
Net Assets                                                            $29,191      $173,293       $108,176
                                                                      =======      ========       ========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                      $96,350      $365,418       $121,196
   Accumulated Net Investment Loss                                       (309)       (1,594)          (690)
   Accumulated Net Realized Loss                                      (66,434)     (195,919)       (32,458)
   Net Unrealized Appreciation (Depreciation)                            (416)        5,388         20,128
                                                                      -------      --------       --------
   Net Assets                                                         $29,191      $173,293       $108,176
                                                                      =======      ========       ========

Capital Shares Outstanding (Unlimited Number Authorized)                8,837        30,631          5,931

Net Asset Value Per Share                                               $3.30         $5.66         $18.24
                                                                        =====         =====         ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)

                                                                                          (In Thousands)

                                                                                        Strong     Strong
                                                                                      Enterprise  Growth 20
                                                                                         Fund       Fund
                                                                                      ----------  ---------
Income:
  Dividends                                                                           $    778    $    725
  Interest                                                                                 665       1,839
                                                                                      --------    --------
  Total Income                                                                           1,443       2,564

Expenses:
  Investment Advisory Fees                                                               1,784       2,265
  Administrative Fees - Investor Class                                                     592         742
  Administrative Fees - Advisor Class                                                        1          11
  Custodian Fees                                                                            20          15
  Shareholder Servicing Costs - Investor Class                                           1,068         779
  Shareholder Servicing Costs - Advisor Class                                                1           8
  Reports to Shareholders - Investor Class                                                 413         266
  Reports to Shareholders - Advisor Class                                                    1           4
  Transfer Agency Banking Charges - Investor Class                                          41          23
  Transfer Agency Banking Charges - Advisor Class                                            1          --
  12b-1 Fees - Advisor Class                                                                 1          10
  Other                                                                                     60         118
                                                                                      --------    --------
  Expenses, Net                                                                          3,983       4,241
                                                                                      --------    --------
Net Investment Loss                                                                     (2,540)     (1,677)



Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                       (105,350)   (186,254)
    Futures Contracts and Options                                                           80       6,850
                                                                                      --------    --------
    Net Realized Loss                                                                 (105,270)   (179,404)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                         30,309     (64,090)
    Futures Contracts and Options                                                           --          35
                                                                                      --------    --------
    Net Change in Unrealized Appreciation/Depreciation                                  30,309     (64,055)
                                                                                      --------    --------
Net Loss on Investments                                                                (74,961)   (243,459)
                                                                                      --------    --------
Net Decrease in Net Assets Resulting from Operations                                 ($ 77,501)  ($245,136)
                                                                                      ========    ========

                                                                              21
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)


                                                                                                       (In Thousands)

                                                                                              Strong      Strong     Strong U.S.
                                                                                             Internet   Technology    Emerging
                                                                                               Fund      100 Fund    Growth Fund
                                                                                             --------   ----------   -----------
Income:
  Dividends (net of foreign withholding taxes of $0, $7 and $0, respectively)                $     4     $   134      $     17
  Interest                                                                                        38         150            37
                                                                                             -------     -------      --------
  Total Income                                                                                    42         284            54

Expenses:
  Investment Advisory Fees                                                                       212         993           361
  Administrative Fees                                                                             --          --           120
  Custodian Fees                                                                                   5          15             4
  Shareholder Servicing Costs                                                                    223         619           167
  Reports to Shareholders                                                                         67         174            59
  Other                                                                                           39          77            33
                                                                                             -------     -------      --------
  Total Expenses before Waivers and Absorptions                                                  546       1,878           744
  Involuntary Expense Waivers and Absorptions                                                   (195)         --            --
                                                                                             -------     -------      --------
  Expenses, Net                                                                                  351       1,878           744
                                                                                             -------     -------      --------
Net Investment Loss                                                                             (309)     (1,594)         (690)

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                                              (26,287)    (81,702)      (16,532)
    Futures Contracts and Options                                                                 --      (5,450)           --
    Short Positions                                                                               --          (3)           --
                                                                                             -------     -------      --------
    Net Realized Loss                                                                        (26,287)    (87,155)      (16,532)
  Net Change in Unrealized Appreciation/Depreciation on Investments                            6,042      14,853        11,126
                                                                                             -------     -------      --------
Net Loss on Investments                                                                      (20,245)    (72,302)       (5,406)
                                                                                             -------     -------      --------

Net Decrease in Net Assets Resulting from Operations                                        ($20,554)   ($73,896)    ($  6,096)
                                                                                             =======     =======      ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                        (In Thousands)

                                                                Strong Enterprise Fund                  Strong Growth 20 Fund
                                                          ---------------------------------       ---------------------------------
                                                          Six Months Ended     Year Ended         Six Months Ended     Year Ended
                                                           June 30, 2001      Dec. 31, 2000         June 30, 2001     Dec. 31, 2000
                                                          ----------------    -------------       ----------------    -------------
                                                            (Unaudited)                              (Unaudited)
Operations:
   Net Investment Loss                                       ($  2,540)        ($  5,628)             ($  1,677)        ($  3,104)
   Net Realized Loss                                          (105,270)         (149,158)              (179,404)          (36,169)
   Net Change in Unrealized Appreciation/Depreciation           30,309          (197,682)               (64,055)          (97,747)
                                                              --------          --------               --------          --------
   Net Decrease in Net Assets Resulting from Operations        (77,501)         (352,468)              (245,136)         (137,020)
Distributions:
   From Net Realized Gains:
      Investor Class                                                --           (11,251)                    --           (62,629)
      Advisor Class                                                 --                --                     --               (17)
                                                              --------          --------               --------          --------
   Total Distributions                                              --           (11,251)                    --           (62,646)
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                               (52,212)          368,046                (45,761)          503,591
                                                              --------          --------               --------          --------
Total Increase (Decrease) in Net Assets                       (129,713)            4,327               (290,897)          303,925
Net Assets:
   Beginning of Period                                         574,989           570,662                770,370           466,445
                                                              --------          --------               --------          --------
   End of Period                                              $445,276          $574,989               $479,473          $770,370
                                                              ========          ========               ========          ========




                                                                 Strong Internet Fund                 Strong Technology 100 Fund
                                                          ---------------------------------       ---------------------------------
                                                          Six Months Ended     Year Ended         Six Months Ended     Year Ended
                                                           June 30, 2001      Dec. 31, 2000         June 30, 2001     Dec. 31, 2000
                                                          ----------------    -------------       ----------------    -------------
                                                            (Unaudited)          (Note 1)            (Unaudited)         (Note 1)
Operations:
   Net Investment Loss                                        ($   309)         ($ 1,430)             ($  1,594)        ($  3,370)
   Net Realized Loss                                           (26,287)          (40,147)               (87,155)         (108,763)
   Net Change in Unrealized Appreciation/Depreciation            6,042            (6,459)                14,853            (9,466)
                                                               -------           -------               --------          --------
   Net Decrease in Net Assets Resulting from Operations        (20,554)          (48,036)               (73,896)         (121,599)
Distributions From Net Investment Income:                           --                --                     --                --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                                    32            97,749                   (429)          369,217
                                                               -------           -------               --------          --------
Total Increase (Decrease) in Net Assets                        (20,522)           49,713                (74,325)          247,618
Net Assets:
   Beginning of Period                                          49,713                --                247,618                --
                                                               -------           -------               --------          --------
   End of Period                                               $29,191           $49,713               $173,293          $247,618
                                                               =======           =======               ========          ========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                        (In Thousands)

                                                                                Strong U.S. Emerging Growth Fund
                                                                                --------------------------------
                                                                                 Six Months Ended   Year Ended
                                                                                   June 30, 2001   Dec. 31, 2000
                                                                                -----------------  -------------
                                                                                    (Unaudited)
Operations:
  Net Investment Loss                                                                ($    690)      ($  1,110)
  Net Realized Loss                                                                    (16,532)        (15,683)
  Net Change in Unrealized Appreciation/Depreciation                                    11,126          (1,137)
                                                                                      --------        --------
  Net Decrease in Net Assets Resulting from Operations                                  (6,096)        (17,930)

Distributions From Net Realized Gains:                                                      --          (2,502)

Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                             2,708          95,765
                                                                                      --------        --------
Total Increase (Decrease) In Net Assets                                                 (3,388)         75,333

Net Assets:
  Beginning of Period                                                                  111,564          36,231
                                                                                      --------        --------
  End of Period                                                                       $108,176        $111,564
                                                                                      ========        ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


1.   Organization
     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Enterprise Fund/1)/
     -  Strong Growth 20 Fund/(2)/
     -  Strong Internet Fund/(1)/
     -  Strong Technology 100 Fund/(1)/
     -  Strong U.S. Emerging Growth Fund/(1)/
        /(1)/  Diversified Fund
        /(2)/  Non-Diversified Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Effective February 25, 2000, Strong Enterprise Fund and Strong Growth 20 Fund have issued two classes of shares: Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Strong Internet Fund and Strong Technology 100 Fund each commenced operations on January 3, 2000.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Funds are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Funds are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends payable on securities while those securities are in a short position.

     (K) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                       Administrative     Administrative
                                                                            Fees -             Fees -
                                                     Advisory Fees     Investor Class     Advisor Class
                                                     Jan. 1, 2001-      Jan. 1, 2001-     Jan. 1, 2001-
                                                     June 30, 2001      June 30, 2001     June 30, 2001
                                                     -------------     --------------     --------------
     Strong Enterprise Fund                              0.75%              0.25%              0.25%
     Strong Growth 20 Fund                               0.75%              0.25%              0.25%
     Strong Internet Fund                                1.20%                *                  *
     Strong Technology 100 Fund                          1.00%                *                  *
     Strong U.S. Emerging Growth Fund                    0.75%              0.25%               **

     *  Does not offer Advisor Class Shares and does not have Administrative
        Fees.
     ** Does not offer Advisor Class Shares.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Advisor Class are paid at an annual rate of 0.20% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Enterprise Fund and Strong Growth 20 Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2001 Strong Enterprise Fund and Strong Growth 20 Fund incurred 12b-1 fees of $761 and $10,504, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2001, is as follows:

                                                  Payable to/
                                             (Receivable from)    Shareholder Servicing    Transfer Agency    Unaffiliated
                                                 Advisor at         and Other Expenses         Banking          Directors'
                                               June 30, 2001          Paid to Advisor          Charges             Fees
                                             -----------------    ---------------------    ---------------    ------------
     Strong Enterprise Fund                      $204,042              $1,068,376              $42,133          $ 9,995
     Strong Growth 20 Fund                        (53,787)                787,516               23,186           13,111
     Strong Internet Fund                              --                 222,957                9,630            1,033
     Strong Technology 100 Fund                   112,240                 619,166               26,480            4,424
     Strong U.S. Emerging Growth Fund              32,834                 167,528                6,013            1,910

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC.

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)



     A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, the Strong Internet Fund had outstanding borrowings of $100,000 under the LOC. During the six months ended June 30, 2001, the Fund had an outstanding average daily balance of $5,206 under the LOC. The maximum amount outstanding for the Fund during the period was $300,000. Interest expense for the Fund amounted to $1,141 for the six months ended June 30, 2001.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2001, were as follows:

                                                    Purchases         Sales
                                                 --------------  --------------
     Strong Enterprise Fund                      $1,542,382,266  $1,584,364,150
     Strong Growth 20 Fund                        1,809,065,276   1,857,899,344
     Strong Internet Fund                            87,927,730      88,498,133
     Strong Technology 100 Fund                     623,482,449     632,006,452
     Strong U.S. Emerging Growth Fund                91,445,408      91,328,192

     There were no purchases or sales of long-term government securities for the six months ended June 30, 2001.

6.   Capital Share Transactions

                                                            Strong Enterprise Fund                 Strong Growth 20 Fund
                                                       --------------------------------       -------------------------------
                                                       Six Months Ended    Year Ended         Six Months Ended   Year Ended
                                                         June 30, 2001    Dec. 31, 2000         June 30, 2001   Dec. 31, 2000
                                                       ----------------  --------------       ----------------  -------------
                                                          (Unaudited)                            (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                             $ 98,189,321     $1,141,098,581         $162,168,498     $779,523,012
  Proceeds from Reinvestment of Distributions                     --         10,892,453                   --       60,343,011
  Payment for Shares Redeemed                           (151,083,039)      (784,170,641)        (216,214,734)    (341,079,915)
                                                        ------------     --------------         ------------     ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (52,893,718)       367,820,393          (54,046,236)     498,786,108

ADVISOR CLASS
  Proceeds from Shares Sold                                  730,035            225,681            9,440,274        4,804,264
  Proceeds from Reinvestment of Distributions                     --                220                   --           17,459
  Payment for Shares Redeemed                                (48,520)               (29)          (1,154,611)         (16,389)
                                                        ------------     --------------         ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                               681,515            225,872            8,285,663        4,805,334
                                                        ------------     --------------         ------------     ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                           ($ 52,212,203)    $  368,046,265        ($ 45,760,573)    $503,591,442
                                                        ============     ==============         ============     ============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                     3,904,850         26,097,823            7,482,874       23,537,875
  Issued in Reinvestment of Distributions                         --            415,425                   --        2,388,876
  Redeemed                                                (5,992,888)       (20,089,824)         (10,639,531)     (10,676,915)
                                                           ---------         ----------           ----------       ----------
   Net Increase (Decrease) in Shares                      (2,088,038)         6,423,424           (3,156,657)      15,249,836

ADVISOR CLASS
  Sold                                                        28,917              7,955              446,292          182,220
  Issued in Reinvestment of Distributions                         --                  8                   --              693
  Redeemed                                                    (2,064)                (1)             (60,414)            (516)
                                                           ---------         ----------           ----------       ----------
  Net Increase in Shares                                      26,853              7,962              385,878          182,397
                                                           ---------         ----------           ----------       ----------
Net Increase (Decrease) in Shares of the Fund             (2,061,185)         6,431,386           (2,770,779)      15,432,233
                                                           =========         ==========           ==========       ==========

--------------------------------------------------------------------------------

                                                              Strong Internet Fund              Strong Technology 100 Fund
                                                         ------------------------------        -------------------------------
                                                         Six Months Ended    Year Ended        Six Months Ended   Year Ended
                                                          June 30, 2001    Dec. 31, 2000        June 30, 2001    Dec. 31, 2000
                                                         ----------------  -------------       ----------------  -------------
                                                           (Unaudited)       (Note 1)            (Unaudited)      (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                               $10,985,091     $133,088,338         $44,153,969      $475,367,172
   Proceeds from Reinvestment of Distributions                      --               --                  --                --
   Payment for Shares Redeemed                             (10,953,462)     (35,339,717)        (44,582,892)     (106,150,378)
                                                           -----------     ------------         -----------      ------------
   Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                           $    31,629     $ 97,748,621        ($   428,923)     $369,216,794
                                                           ===========     ============         ===========      ============

Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                      2,613,573       12,787,112           6,689,647        40,711,107
   Issued in Reinvestment of Distributions                          --               --                  --                --
   Redeemed                                                 (2,727,073)      (3,836,649)         (6,873,003)       (9,897,099)
                                                             ---------       ----------           ---------        ----------
   Net Increase (Decrease) in Shares of the Fund              (113,500)       8,950,463            (183,356)       30,814,008
                                                             =========       ==========           =========        ==========


                                                         Strong U.S. Emerging Growth Fund
                                                         --------------------------------
                                                          Six Months Ended   Year Ended
                                                            June 30, 2001   Dec. 31, 2000
                                                         -----------------  -------------
                                                             (Unaudited)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                                $40,283,358     $183,725,393
   Proceeds from Reinvestment of Distributions                       --        2,452,606
   Payment for Shares Redeemed                              (37,575,155)     (90,412,474)
                                                            -----------     ------------
   Net Increase in Net Assets from
      Capital Share Transactions                            $ 2,708,203     $ 95,765,525
                                                            ===========     ============

Transactions in Shares of Each of
   the Funds Were as Follows:
   Sold                                                       2,314,776        7,856,263
   Issued in Reinvestment of Distributions                           --          135,428
   Redeemed                                                  (2,203,082)      (4,021,348)
                                                              ---------        ---------
   Net Increase in Shares of the Fund                           111,694        3,970,343
                                                              =========        =========

7.   Income Tax Information

     At June 30, 2001 the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                                                               at December 31,
                                                                     at June 30, 2001                               2000
                                              ------------------------------------------------------------    ----------------
                                               Federal Tax    Unrealized    Unrealized    Net Appreciation/   Net Capital Loss
                                                  Cost       Appreciation  Depreciation    (Depreciation)        Carryovers
                                              ------------   ------------  ------------   -----------------   ----------------
     Strong Enterprise Fund                   $428,316,152    $33,293,371   $17,794,994      $15,498,377         $98,858,559
     Strong Growth 20 Fund                     488,334,317     32,648,916    44,417,100      (11,768,184)                 --
     Strong Internet Fund                       43,180,249      3,660,791    17,684,411      (14,023,620)         19,615,255
     Strong Technology 100 Fund                201,526,588     16,913,336    45,352,658      (28,439,322)         37,583,016
     Strong U.S. Emerging Growth Fund           90,549,102     21,480,388     4,103,749       17,376,639           5,694,309

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                            --------------------------------------------
                                                            June. 30, Dec. 31,   Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                2001/(b)/   2000       1999      1998/(c)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $28.37    $41.24     $14.74    $10.00

Income From Investment Operations:
   Net Investment Loss                                        (0.14)    (0.28)     (0.09)    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments  (3.77)   (12.04)     27.43      4.75
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (3.91)   (12.32)     27.34      4.74

Less Distributions:
   From Net Realized Gains                                       --     (0.55)     (0.84)    (0.00)/(d)/
--------------------------------------------------------------------------------------------------------
   Total Distributions                                           --     (0.55)     (0.84)    (0.00)/(d)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $24.46    $28.37     $41.24    $14.74
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
   Total Return                                              -13.8%    -29.8%    +187.8%    +47.4%
   Net Assets, End of Period (In Millions)                     $444      $575       $571       $11
   Ratio of Expenses to Average Net Assets                     1.7%*     1.4%       1.4%      2.0%*
   Ratio of Net Investment Loss to Average Net Assets         (1.1%)*   (0.7%)     (1.0%)    (0.9%)*
   Portfolio Turnover Rate/(e)/                              335.8%    473.7%     178.1%     95.7%




STRONG ENTERPRISE FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------
                                                                  Period Ended
                                                            ------------------------
                                                              June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/  2000/(f)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $28.31      $51.32

Income From Investment Operations:
   Net Investment Loss                                        (0.12)      (0.03)
   Net Realized and Unrealized Losses on Investments          (3.82)     (22.43)
------------------------------------------------------------------------------------
   Total from Investment Operations                           (3.94)     (22.46)

Less Distributions:
   From Net Realized Gains                                       --       (0.55)
------------------------------------------------------------------------------------
   Total Distributions                                           --       (0.55)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $24.37      $28.31
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
   Total Return                                              -13.9%      -43.7%
   Net Assets, End of Period (In Millions)                       $1          $0/(g)/
   Ratio of Expenses to Average Net Assets Without Waivers
      and Absorptions                                          2.0%*       2.0%*
   Ratio of Expenses to Average Net Assets                     2.0%        1.9%
   Ratio of Net Investment Loss to Average Net Assets         (1.4%)      (1.2%)
   Portfolio Turnover Rate/(e)/                              335.8%      473.7%

     Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2001 (unaudited).
 (c) For the period from September 30, 1998 (inception) to December 31, 1998.
 (d) Amount calculated is less than $0.01.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) For the period from February 25, 2000 (commencement of class) to December 31, 2000 (Note 1).
 (g) Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                              Period Ended
----------------------------------------------------------------------------------------------------------------
                                                               June 30,   Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                     2001(b)      2000      1999      1998    1997(c)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $25.13    $30.63    $15.44    $11.31    $10.00
Income From Investment Operations:
   Net Investment Loss                                           (0.06)    (0.10)    (0.08)    (0.08)    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments     (7.88)    (3.05)    16.60      4.21      1.40
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (7.94)    (3.15)    16.52      4.13      1.39
Less Distributions:
   In Excess of Net Investment Income                               --        --        --     (0.00)(d) (0.08)
   From Net Realized Gains                                          --     (2.35)    (1.33)       --        --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --     (2.35)    (1.33)    (0.00)(d) (0.08)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.19    $25.13    $30.63    $15.44    $11.31
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                 -31.6%    -10.3%   +109.5%    +36.5%    +13.9%
   Net Assets, End of Period (In Millions)                        $470      $766      $466       $71       $60
   Ratio of Expenses to Average Net Assets                        1.4%      1.3%      1.4%      1.5%      1.4%
   Ratio of Net Investment Loss to Average Net Assets            (0.6%)    (0.4%)    (0.6%)    (0.6%)    (0.3%)
   Portfolio Turnover Rate(e)                                   335.6%    521.0%    432.3%    541.2%    250.1%



STRONG GROWTH 20 FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------
                                                                    Period Ended
------------------------------------------------------------------------------------
                                                                  June 30,  Dec. 31,
Selected Per-Share Data(a)                                        2001(b)   2000(f)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $25.06    $36.61
Income From Investment Operations:
   Net Investment Loss                                             (0.06)    (0.02)
   Net Realized and Unrealized Losses on Investments               (7.86)    (9.18)
------------------------------------------------------------------------------------
   Total from Investment Operations                                (7.92)    (9.20)
Less Distributions:
   From Net Realized Gains                                            --     (2.35)
------------------------------------------------------------------------------------
   Total Distributions                                                --     (2.35)
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $17.14    $25.06
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
   Total Return                                                   -31.6%    -25.2%
   Net Assets, End of Period (In Millions)                           $10        $5
   Ratio of Expenses to Average Net Assets Without Waivers
      and Absorptions                                               1.6%      2.0%
   Ratio of Expenses to Average Net Assets                          1.6%      1.9%
   Ratio of Net Investment Loss to Average Net Assets              (0.8%)    (1.0%)
   Portfolio Turnover Rate(e)                                     335.6%    521.0%


    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2001 (unaudited).
(c) For the period from June 30, 1997 (inception) to December 31, 1997.
(d) Amount calculated is less than $0.01.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from February 25, 2000
    (commencement of class) to December 31, 2000.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNET FUND
--------------------------------------------------------------------------------

                                                                 Period Ended
                                                             -------------------
                                                             June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/   2000
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $5.55      $10.00

Income From Investment Operations:
   Net Investment Loss                                        (0.03)      (0.16)
   Net Realized and Unrealized Losses on Investments          (2.22)      (4.29)
--------------------------------------------------------------------------------
   Total from Investment Operations                           (2.25)      (4.45)
 Less Distributions:
   From Net Investment Income                                    --          --
--------------------------------------------------------------------------------
   Total Distributions                                           --          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                $3.30      $ 5.55
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                              -40.5%      -44.5%
   Net Assets, End of Period (In Millions)                      $29         $50
   Ratio of Expenses to Average Net Assets Without Waivers
      and Absorptions                                          2.0%        2.0%
   Ratio of Expenses to Average Net Assets                     2.0%        2.0%
   Ratio of Net Investment Loss to Average Net Assets         (1.8%)      (1.8%)
   Portfolio Turnover Rate                                   249.7%      437.5%




STRONG TECHNOLOGY 100 FUND
--------------------------------------------------------------------------------
                                                                 Period Ended
                                                             -------------------
                                                             June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                 2001/(b)/    2000
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $8.04      $10.00

Income From Investment Operations:
   Net Investment Loss                                        (0.05)      (0.11)
   Net Realized and Unrealized Losses on Investments          (2.33)      (1.85)
--------------------------------------------------------------------------------
   Total from Investment Operations                           (2.38)      (1.96)

Less Distributions:
   From Net Investment Income                                    --          --
--------------------------------------------------------------------------------
   Total Distributions                                           --          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                $5.66       $8.04
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------

   Total Return                                              -29.6%      -19.6%
   Net Assets, End of Period (In Millions)                     $173        $248
   Ratio of Expenses to Average Net Assets                     1.9%        1.6%
   Ratio of Net Investment Loss to Average Net Assets         (1.6%)      (1.3%)
   Portfolio Turnover Rate                                   313.9%      688.4%


     Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2001 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                 ------------------------------
                                                                 June 30,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                       2001(b)      2000       1999
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $19.17      $19.59     $10.00
Income From Investment Operations:
    Net Investment Loss                                           (0.12)      (0.19)     (0.11)
    Net Realized and Unrealized Gains (Losses) on Investments     (0.81)       0.22       9.99
-----------------------------------------------------------------------------------------------
    Total from Investment Operations                              (0.93)       0.03       9.88
Less Distributions:
    From Net Realized Gains                                          --       (0.45)     (0.29)
-----------------------------------------------------------------------------------------------
    Total Distributions                                              --       (0.45)     (0.29)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $18.24      $19.17     $19.59
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
    Total Return                                                  -4.9%       +0.3%     +98.9%
    Net Assets, End of Period (In Millions)                        $108        $112        $36
    Ratio of Expenses to Average Net Assets Without
      Waivers and Absorptions                                      1.5%        1.4%       1.9%
    Ratio of Expenses to Average Net Assets                        1.5%        1.4%       1.8%
    Ratio of Net Investment Loss to Average Net Assets            (1.4%)      (1.2%)     (1.5%)
    Portfolio Turnover Rate                                       92.6%      186.8%     281.1%

     Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)  For the six months ended June 30, 2001 (unaudited).

                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

    Richard S. Strong
    Willie D. Davis
    Stanley Kritzik
    Neal Malicky
    Marvin E. Nevins
    William F. Vogt


Officers

    Richard S. Strong, Chairman of the Board
    Elizabeth N. Cohernour, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    John W. Widmer, Treasurer
    Rhonda K. Haight, Assistant Treasurer


Investment Advisor

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin  53201


Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin  53201


Custodian

    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri  64105


Transfer Agent and Dividend-Disbursing Agent

    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin  53201


Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin  53202


Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin  53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14389-0601


Strong Investments

P.O. Box 2936   |   Milwaukee, WI  53201

www.Strong.com


--------------------------------------------------------------------------------
To order a free prospectus kit, call
1-800-368-1030


To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com


[STRONG LOGO]

                                                            SAGG/WH2810    06-01